UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
November 15, 2005

WHERIFY WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24001	76-0552098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Bridge Parkway, Suite 201, Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 551-5277
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

On November 15, 2005, Timothy Neher, Wherify's Chief Executive Officer, spoke at the Pacific Growth Equities, Top Picks in Tech Conference 2005. While this presentation was webcast and available to the general public, due to technical difficulties the slides that were presented at the conference were not available to all call-in investors. Attached as Exhibit 99.1 is a copy of the slides that were presented at the conference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit Number	Description
99.1	Power Point Slides, presented to attendees at the Pacific Growth Equities, Top Picks in Tech Conference 2005.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

WHERFIY WIRELESS, INC.

Date: November 16, 2005	By:	/s/ John Davis

John Davis Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Power Point Slides, presented to attendees at the Pacific Growth Equities, Top Picks in Tech Conference 2005.